                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 22, 2002
                                                 -------------------------------


                           SouthFirst Bancshares, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                 1-13640                     63-1121255
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


126 North Norton Avenue, Sylacauga, Alabama                            35150
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code         (205) 245-4365
                                                  ------------------------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On March 29, 2002, SouthFirst Bancshares, Inc. (the "Company") issued a press release (the "Press Release"), announcing that First Federal of the South, a federally chartered stock savings association (the "Bank") and wholly owned subsidiary of the Company, has entered into a Supervisory Agreement (the "Supervisory Agreement") with the Office of Thrift Supervision. For information regarding the terms of the Supervisory Agreement, reference is made to the Supervisory Agreement and the Press Release, which are attached hereto as Exhibits 99.1 and 99.2 respectively, and are incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.  The following exhibits are filed with this report:

         Exhibit No.       Description
         -----------       -----------

         99.1 Supervisory Agreement dated March 22, 2002, by and between First Federal of the South and the Office of Thrift Supervision

         99.2 Press Release issued by SouthFirst Bancshares, Inc., dated March 29, 2002



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SouthFirst Bancshares, Inc.


                                          By:      /s/ Sandra H. Stephens
                                              ---------------------------------
                                                   Sandra Stephens
                                                   Executive Vice President and
                                                   Chief Operating Officer

Dated: March 29, 2002


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                                  EXHIBIT INDEX


Exhibit No.                   Description of Exhibit
-----------                   ----------------------

     99.1 Supervisory Agreement dated March 22, 2002, by and between First Federal of the South and the Office of Thrift Supervision

     99.2                     Press Release issued by SouthFirst Bancshares,
                              Inc., dated March 29, 2002